                                                                      Exhibit 5

[LOGO] Prudential                               For Broker/Dealer Use Only

                                             Networking No. __________________

                                             Annuity No. (If established)
VARIABLE ANNUITY APPLICATION FORM            _________________________________

Not for use in NY, IL, IN, NC, TX

Variable Annuities are issued by Prudential Annuities Life Assurance Corporation ("PALAC") and are distributed by Prudential Annuities Distributors, Inc., both located at One Corporate Drive, Shelton, CT 06484. Both are Prudential Financial companies. Each company is solely responsible for its own financial condition and contractual obligations. Prudential Financial, the Rock Logo, and the Rock Prudential Logo are registered service marks of the Prudential Insurance Company of America, Newark, NJ, and its affiliates. Product availability may vary subject to state and firm approval.

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Annuity Service Center              Regular Mail Delivery  Overnight Service, Certified or
Call Center 1-800-752-6342          Annuity Service Center Registered Mail Delivery
8:00AM-7:00PM ET, Monday-Thursday   P.O. Box 7960          Prudential Annuity Service Center
8:00AM-6:00PM ET, Friday            Philadelphia, PA 19176 2101 Welsh Road
                                                           Dresher, PA 19025
www.prudentialannuities.com
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        Product           [_] AS Elite
(A product must be
selected)                 1. OWNERSHIP INFORMATION

                          A. Type of Ownership

                          [_] Individual  [_] Corporation  [_] Custodian    [_] UTMA/UGMA         [_] Other _________

If the Owner is a Trust,  Trust:          [_] Revocable    [_] Irrevocable  Trust Date   ____________________
check appropriate box
and provide Trust date.                                                                  (Month / Day / Year)



If Other is checked, a    Entity/Trust Ownership Only (Non-natural person), check one of the four boxes below.
Certificate of Entity
Form must be completed
and returned with this
application. We will
provide annual tax        [_] This is a tax exempt entity as described under sections 501(c) (Charitable
reporting for the             Organizations/Foundations) or 401(a) (Qualified Pension Plan Trusts) of the Internal
increasing value of the       Revenue Code.
Annuity. Charitable
Trusts (including         [_] This is a Grantor Trust for federal income tax purposes that meets IRC Sections
Charitable Remainder          671-679.
Trusts), Corporations,
LLC's and partnerships        Name of Grantor _____________________________________________
must check this box.
                              Grantor's Social Security Number ____________ Grantor's Date of Birth  ________

                          [_] Trust acting as agent for an individual under IRS Code 72(u)

                          [_] Other (Please specify) _____________________________________________________________

For an UTMA/UGMA use:     B. Owner
Name of Custodian C/F
Name of Minor, State      [_] Mr.         [_] Mrs.         [_] Ms.
UTMA, e.g., "John Doe
C/F John Doe, Jr., CT     Name (First, Middle, Last Name)
UTMA." Provide the        ______________________________________________________________________________________________
Minor's Social Security
Number.                   Social Security/Tax I.D.Number                    Date of Birth         Gender

                          _________________________                         _________________     [_] M    [_] F

                                                                            (Month / Day / Year)



If Owner is a             [_] U.S. Citizen                 [_] Resident Alien                     [_] Non-Resident Alien
Non-Resident Alien,
submit IRS Form W-8(BEN,                                   Citizen of ________________            Citizen of _______________
ECI, EXP or IMY).
                          Address
                          Street Address

                          ______________________________________________________________________________________________

                          City                                                           State    ZIP Code
                          ______________________________________________________         _______  __________ - __________

                          Telephone Number                                  E-mail Address (Required for e-Document service)
                          __________________________                        _______________________________________________

For Faster Delivery       [_] e-Documents: If checked, I consent to accept documents for my variable Annuity electronically. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

                              I understand that I will receive documents including statements, confirmations, prospectuses and reports electronically until I notify PALAC that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there is no fee charged for paper copies, and I may be charged fees by other parties in connection with using the e-Document service such as on-line charges.

ASVAA(3/06)

                                                                            ORD 201613  Rev (11/08)      Page 1 of 8
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                          1. OWNERSHIP INFORMATION (continued)

Not available for         C. Co-Owner
Trust or Corporate
Owned Annuities or        [_] Check here to designate the Co-Owners as each other's Primary Beneficiary.
Qualified Annuities.
Also not available if     [_] Mr.          [_] Mrs.         [_] Ms.
any Highest Daily
Lifetime Seven            Name (First, Middle, Last Name)
benefit is elected        ______________________________________________________________________________________
in Section 3D below.
                          Relationship to Owner
                          ______________________________________________________________________________________

                          Social Security/Tax I.D. Number   Date of Birth                   Gender

                          ____________________________         __________________           [_] M    [_] F
                                                              (Month / Day / Year)

If Co-Owner is a          [_] U.S. Citizen                  [_] Resident Alien              [_] Non-Resident Alien
Non-Resident Alien,
submit IRS Form W-8(BEN,
ECI, EXP or IMY).                                           Citizen of ___________          Citizen of ___________

                          Address

Leave address blank       Street Address
if it is the same as      ______________________________________________________________________________________
the Owner.
                          City                                                        State ZIP Code
                          ________________________________________________            _____ _________-________

                          Telephone Number
                          ________________________
Complete this section
only if the Annuitant
is not the Owner. Do
not use for IRAs.         D. Annuitant

If the Owner is an
individual and is
electing any Highest      [_] Mr.          [_] Mrs.         [_] Ms.
Daily Lifetime Seven
living benefit in Section Name (First, Middle, Last Name)
3D below, do not          ______________________________________________________________________________________
complete this section,
as the Annuitant must     Social Security/Tax I.D. Number   Date of Birth                   Gender
be the same person as
the Owner.                ____________________________      _________________               [_] M   [_] F
For an UTMA/UGMA,                                           (Month / Day / Year)
enter the Minor's
information here.

If Annuitant is a         [_] U.S. Citizen                  [_] Resident Alien              [_] Non-Resident Alien
Non-Resident Alien,
submit IRS Form
W-8(BEN, ECI,                                               Citizen of ___________          Citizen of ___________
EXP or IMY).              Address

                          Street Address

                          ______________________________________________________________________________________

                          City                                                        State ZIP Code
                          ________________________________________________            _____ _________ - ________

                          Telephone Number
                          ________________________

ASVAA(3/06)

                                                                            ORD 201613  Rev (11/08)      Page 2 of 8
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                          2. BENEFICIARY INFORMATION

Indicate classifications  A. Beneficiary
of each Beneficiary.
Percentage of benefit
for all Primary           If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent
Beneficiaries must total  Beneficiaries may be designated below.
100%.
                          [_] Primary     [_] Contingent                                             Percentage of Benefit
                                                                                                     _____%
Percentage of benefit
for all Contingent        Name (First, Middle, Last Name)
Beneficiaries must total
100%.                     ________________________________________________________________________________________

Use Section 6 of this     Relationship to Owner
Application to list       ________________________________________________________________________________________
additional
Beneficiaries. All        Social Security/Tax I.D.Number  Date of Birth        Gender
required information
must be supplied.         _______________                 ___________________  [_] M   [_] F

.. For Custodial IRA                                       (Month / Day / Year)
  accounts, the
  Custodian must be       If Beneficiary is a non-natural person, please indicate:
  listed as the
  Beneficiary.            [_] Corporation [_] Charity     [_] Revocable Trust  [_] Irrevocable Trust

.. For Qualified accounts  Trust Date ______________________________
  (Profit Sharing Plan,                   (Month / Day / Year)
  401(k), etc.) other     B. Beneficiary
  than an IRA or
  SEP/IRA, the Plan must  [_] Primary     [_] Contingent                                             Percentage of Benefit
  be listed as the                                                                                   _____%
  Beneficiary.            Name (First, Middle, Last Name)

.. On an UTMA or UGMA      ________________________________________________________________________________________
  account, the Minor's
  estate must be the      Relationship to Owner
  sole Primary
  Beneficiary. A          ________________________________________________________________________________________
  Contingent Beneficiary
  is not allowed on an    Social Security/Tax I.D.Number  Date of Birth        Gender
  UTMA or UGMA.
                          ___________________________     ___________________  [_] M   [_] F
                                                          (Month / Day / Year)
                          C. Beneficiary

                          [_] Primary     [_] Contingent                                             Percentage of Benefit
                                                                                                     _____%

                          Name (First, Middle, Last Name)

                          ________________________________________________________________________________________

                          Relationship to Owner

                          ________________________________________________________________________________________

                          Social Security/Tax I.D.Number  Date of Birth        Gender

                          ___________________________     __________________   [_] M   [_] F
                                                          (Month / Day / Year)

ASVAA(3/06)

                                                                                     ORD 201613  Rev (11/08)      Page 3 of 8
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                          3. ANNUITY INFORMATION

        Required          A. Existing Annuity or Life Insurance Coverage

If yes, a State           1. Do you have any existing Annuity or Life Insurance contracts?
Replacement Form is
required for NAIC model      [_] Yes                          [_] No
regulation states.
                          2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or Life
                             Insurance contracts?
                             If yes, complete the following and submit a State Replacement Form, if required.

                             [_] Yes                          [_] No

Use Section 6 of this     Company Name
Application to specify    ______________________________________________________________
additional coverage.
                          Policy or Annuity Number                                                      Year Issued
                          ______________________________________________                                _____________

        Required          B. Purchase Payment

Make all checks payable   [_] Internal transfer or Exchange from existing PALAC Annuity Number_______________
to Prudential Annuities
Life Assurance            Source of Funds
Corporation.
                          [_] Non-Qualified 1035 Exchange    [_] IRA Transfer               [_] Direct Rollover    [_] Other _____
Purchase Payment amounts
may be restricted by      C. Type of Plan Being Requested
PALAC; please see your
Prospectus.               [_] Non-Qualified         Qualified IRAs:   [_] IRA   [_] Roth IRA   [_] SEP/IRA   [_] Roth Conversion

                                                                      New Roth or IRA contribution for tax year ___________

                                                    Qualified Plans:  [_] 403(b)  [_] 401

                          IMPORTANT: If type of plan being requested is a 403(b) the following information is required:

                          Employer Plan Number (if available):                        Employer Plan Phone Number:
                          _______________________________                             ______________________

                          Employer Plan Name:
                          ______________________________________________________________

                          Employer Plan Address:

                          _____________________    _____  ________ -- __________________

                          Employer Plan Contact Name:
                          ______________________________________________________________

ASVAA(3/06)

                                                                            ORD 201613   Rev (11/08)      Page 4 of 8
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                          3. ANNUITY INFORMATION (continued)

Riders may not be         D. Optional Riders
available in all states
or may vary. If elected,  1. Living Benefits                             2. Death Benefits
additional charges and    (ONLY ONE may be chosen.)                      (ONLY ONE may be chosen, with the
investment restrictions                                                  exception of EBPII, which can be
may apply. Please see     [_] Highest Daily Lifetime Seven /2/           combined with either the HAV or
the Prospectus for                                                       HDV optional death benefit.
details.                  [_] Spousal Highest Daily Lifetime             Optional Death Benefits can only
                              Seven /1/                                  be elected at issue of new
Combination restrictions                                                 contract.)
may apply. Please see     [_] Highest Daily Lifetime Seven with
the Prospectus for full       Beneficiary Income Option /1/              [_] Highest Daily Value (HDV)/3,4/
details.                                                                     _________________________
                          [_] Spousal Highest Daily Lifetime
                              Seven with Beneficiary Income              [_] Combination 5% Roll-up and
                              Option /1/                                     Highest Anniversary Value
                                                                             /3,4/
                          [_] Highest Daily Lifetime Seven with              _________________________
                              Lifetime Income Accelerator /1/
                             ____________________________                [_] Highest Anniversary Value /4/
                                                                             _________________________
                          [_] Guaranteed Return Option Plus
                              (GRO Plus) /2/                             [_] Enhanced Beneficiary
                                                                             Protection II (EBPII) /4/
                          [_] Highest Daily Guaranteed Return                _________________________
                              Option (HDGRO) /2/
                             ____________________________

                          [_] Guaranteed Minimum Income
                              Benefit (GMIB) /3,4/
                             ____________________________

                          [_] Guaranteed Minimum Withdrawal
                              Benefit (GMWB) /4/
                             ____________________________

                          /1/ Cannot be elected with any Optional
                          Death Benefit.

                          /2/ Cannot be elected with the Optional
                          HDV Death Benefit.

                          /3/ Benefit cannot be terminated once
                          elected.

                          /4/ Benefit can only be elected at issue of a new contract.

                          E. Investment Selection

                          An Allocation Instruction Form must be completed and submitted with this
                          Application.

                          4. OPTIONAL ADMINISTRATIVE PROGRAMS

                          The following optional programs are available:

                          To enroll in any of these programs, check the appropriate box and submit the
                          Optional Administrative Program Form.

                          [_] Automatic Rebalancing

                          [_] Dollar Cost Averaging (DCA)

                          [_] To enroll in Systematic Withdrawals, check here and submit the Systematic
                              Withdrawal Enrollment Form.

                          [_] To enroll in Systematic Investment, check here and submit the Systematic
                              Investment Enrollment Form.

                          5. FINANCIAL PROFESSIONAL AUTHORIZATION

If not checked, we will   DO YOU AUTHORIZE your Financial Professional to perform any of the designated
assume your answer is     activities below?
"Yes" (except in Utah,
where we will assume      [_] Yes        [_]  No
your answer is "No") and
you consent to all        Please indicate what designated activities you authorize your Financial
designated activities.    Professional to have.
For definitions, see
Definitions and           [_] Receive Account Information  [_] Perform Account Maintenance
Disclosures.
                          [_] Provide Investment/Allocation Instructions

ASVAA(3/06)

                                                                   ORD 201613  Rev (11/08)      Page 5 of 8
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If needed for:            6. ADDITIONAL INFORMATION

..   Annuity Replacement   ______________________________________________________

..   Beneficiaries         ______________________________________________________

..   Contingent Annuitant  ______________________________________________________

..   Co-Owner              ______________________________________________________

..   Entity Authorized
    Individuals           ______________________________________________________

..   Special Instructions  ______________________________________________________

                          7. NOTICES

                          A. State Notices

                          FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of the
                          group contract is the Prudential Annuities Insurance Trust, an out-of-state, discretionary trust under the regulation of
                          Illinois law.

                          ARIZONA: Upon written request an insurer is required to provide, within a reasonable time, factual information regarding the benefits and provisions of the annuity contract to the contract owner.

                          If for any reason you are not satisfied with this contract, you may return it to us within 10 days (or 30 days for applicants 65 or older) of the date you receive it. All you have to do is take it or mail it to one of our offices or to the representative who sold it to you, and it will be canceled from the beginning. If this is not a variable contract, any monies paid will be
                          returned promptly. If this is a variable contract, any monies paid will be returned promptly after being adjusted according to state law.

                          COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company.
                          Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an
                          insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the
                          Colorado Division of Insurance within the Department of
                          Regulatory Agencies.

                          CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of
                          defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                          FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

                          MINNESOTA: This policy or contract is not protected by the
                          Minnesota Life and Health Insurance Guarantee Association or the
                          Minnesota Insurance Guarantee Association. In the case of
                          insolvency, payment of claims is not guaranteed. Only the assets of the insurer will be available to pay your claim.

                          NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                          NEW MEXICO: Any person who knowingly presents a false or
                          fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

North Carolina residents  NORTH CAROLINA:
must respond to these
questions.                1. Did you receive a prospectus for this Annuity?

                          [_] Yes  [_]  No

                          2. Do you believe the Annuity meets your financial objectives and anticipated future financial needs?

                          [_] Yes  [_]  No

                          OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false,
                          incomplete or misleading information is guilty of a felony.

                          PENNSYLVANIA and KANSAS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and
                          subjects such person to criminal and civil penalties.

                          VIRGINIA: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the
                          purpose of defrauding the company. Penalties include
                          imprisonment, fines, and denial of insurance benefits.

                          WASHINGTON: It is a crime to knowingly provide false,
                          incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

                          ALL OTHER STATES: Any person who knowingly gives false or
                          deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

ASVAA(3/06)

                                                  ORD 201613  Rev (11/08)      Page 6 of 8
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                     8. SIGNATURES

                     A. Agreement

For individual       I represent to the best of my knowledge and belief that the statements applicants,continue  made in this application are true and complete. I have received either a
to number 2 below.   paper copy of the prospectus for this Annuity or a sales kit for this
                     Annuity with the prospectus on compact disk (the "CD Prospectus"). I understand that by accepting the CD Prospectus, I acknowledge that I have access to a personal computer or similar device, and have the ability to read the CD Prospectus using that technology. I understand that I have the right to revoke my consent to receiving the CD
                     Prospectus, and that I am free to obtain a paper copy of the Annuity prospectus at any time, and at no cost to me, by calling 1-800-752-6342.

                     1.  For entity owned Applications: In addition to the statements below, the entity's authorized individuals further certify that:

For Entity Owned     A)  Authorized individuals are signing on behalf of the entity
Application, check       purchasing this Annuity and are authorized and empowered by the
appropriate box.         entity to [_] independently or [_] collectively enter into contracts and financial transactions including but not limited to the purchase of this Annuity, make any subsequent withdrawals or surrenders and to exercise all ownership rights under the Annuity in the entity's name; and

                     B)  That the entity is duly organized and existing and in compliance with all laws and regulations; and

                     C)  The entity will notify PALAC in writing of a change in or revocations of authorized individuals to act with respect to the
                         Annuity and any changes in the entity's status which would cause any of the statements in this application to be incorrect or incomplete;
                         and

                     D)  Authorized individuals understand that the Annuity may be subject to tax treatment different from that of individually owned tax-deferred
                         Annuities, that as a result the increases in the Annuity value during any Annuity year may be treated as ordinary income received and accrued by the Annuity Owner during that year end, if the entity deemed it necessary, it has consulted an independent tax and/or legal advisor for more information; and

                     E)  The authorized individuals and the entity agree to indemnify PALAC, its affiliates and representatives for any and all damages, losses, claims, causes of action or other liability of any kind that may be asserted now or in the future arising out of or related to any acts or omissions taken by PALAC upon my instructions and in reliance upon our representations to PALAC in connection with the Annuity owned by the entity.

PALAC reserves the   If not previously specified that each authorized individual may act
right to require     independently, we will require all authorized individuals' signatures to
additional           process transactions on the Annuity. If additional space is required for corporate documents. the names and signatures of authorized individuals, please attach a separate page.

                     2.  I understand that if I have purchased another Non-Qualified Annuity from PALAC or an affiliated company this calendar year that they will be considered as one Annuity for tax purposes.

                     Annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount;

                     This variable Annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs;

                     e-Documents: If checked in Section 1B and e-mail address is supplied, I consent to viewing documents pertaining to all accounts electronically.
                     I understand that I will no longer receive paper documents until I specifically revoke this consent.

Required             State where signed:  ____ (Required. If application is signed in a state other than the Owner's state of residence, a
                                               Contract Situs Form may be required.)

                     Owner's Tax Certification (Substitute W-9)

                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

                     [_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

For definitions,     The Internal Revenue Service does not require your consent to any see Definitions and  provision of this document other than the certifications required to
Disclosures.         avoid backup withholding.



Sign Here            Owner:               X                        Date:  __________________
                                          ---------------------
                                                                          (Month / Day / Year)
Sign Here            Co-Owner:            X                        Date:  __________________
                                          ---------------------
                                                                          (Month / Day / Year)
Sign Here            Annuitant:           X                        Date:  __________________
                                          ---------------------
                     (If different                                        (Month / Day / Year)
                     from Owner)

ASVAA(3/06)

                                                      ORD 201613  Rev (11/08)      Page 7 of 8
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                     9. FINANCIAL PROFESSIONAL INFORMATION

                     A. Financial Professional

                     Financial Professional Name (First, Middle, Last Name)
                     ________________________________________________________________________________________

                     Financial Professional ID Number
                     ________________________________________________________________________________________

                     Telephone Number                                         e-mail
                     ________________________________                         ________________________

                     ID/Florida License Number (If Applicable)                                           Percent
                     ________________________________                                                    _____________

                     B. Financial Professional

                     Financial Professional Name (First, Middle, Last Name)
                     ________________________________________________________________________________________

                     Financial Professional ID Number
                     ________________________________________________________________________________________

                     Telephone Number                                         e-mail
                     ________________________________                         ________________________

                     ID/Florida License Number (If Applicable)                                           Percent
                     ________________________________                                                    _____________

                     C. Broker/Dealer

                     Broker/Dealer Name
                     ________________________________________________________________________________________

Required             D. Required Questions

                     1.  Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

                         [_] Yes       [_] No

                     2.  Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

                         [_] Yes       [_] No

                     Financial Professional (FP) Statement

                     I am authorized and/or appointed to sell this Variable Annuity. I have fully discussed and explained the Variable Annuity features and charges to the Owner, including restrictions. I believe this Variable Annuity is suitable given the Owner's investment time horizon, goals and objectives. I represent that: a) I have delivered current applicable prospectuses and any supplements for the variable Annuity (which includes summary descriptions of the underlying investment options); b) have used only current PALAC approved sales material; and c) have left copies of the following sales material with the applicant:

                     [_] Brochure      [_] Optional Benefits Brochure         [_] Special Rate Brochure

Copies of any        [_] Illustrations [_] Other company approved material    _______________________________
Illustrations used
must accompany the
application.         I acknowledge that PALAC will rely on this statement.

Sign Here            FP Signature:     X                                      Date: ____________________
                                       ---------------------------------------
                                                                                    (Month / Day / Year)

Sign Here            FP Signature:     X                                      Date: ____________________
                                       ---------------------------------------
                                                                                    (Month / Day / Year)

ASVAA(3/06)
                                                                             ORD 201613  Rev (11/08)      Page 8 of 8

Please Select        For Financial Professional Use Only. Please contact your home office with any questions.

                     [_] Option A      [_] Option B     [_] Option Double B   [_] Option C
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or Annuity for explanations of any of the terms used, or contact PALAC with any questions.

ANNUITY COMMENCEMENT DATE

The Annuity Date will be the first day of the month coinciding with or next following the later of the 95th birthday of the oldest Owner, Co-Owner or Primary Annuitant, and the 5th Anniversary of the Issue Date. If you would like to elect an earlier Annuity Date, you may do so once the contract is issued by completing an Annuity Change Form.

AUTHORIZATION

In Section 5, you may grant or deny your Financial Professional access to your Annuity Account Information and give that person the ability to perform the activities you have selected.

Neither PALAC nor any person authorized by PALAC will be responsible for, and agree to indemnify and hold PALAC harmless from and against, any claim, loss, taxes, penalties or any other liability or damages in connection with, or arising out of, any act or omission if we acted on an authorized individual's instructions in good faith and in reliance on this Authorization.

The designated activities are defined as follows:

1. RECEIVE ACCOUNT INFORMATION - "Account Information" includes all current and historical financial and non-financial information regarding your Annuity including, but not limited to, your Account Value, Surrender Value, Free Withdrawal Amount, and Owner, Annuitant, Beneficiary Designation, and Address-of-Record.

2. PERFORM ACCOUNT MAINTENANCE - "Account Maintenance" is currently limited to the following: changes to the Address-of-Record for the Owner(s), termination of a Systematic Investment program and termination of a Systematic Withdrawal program. Additional maintenance activities may be available in the future.

3. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS - "Investment/Allocation Instructions" includes all activities which affect the investment of your Account Value in the Sub-Accounts available (consult your current prospectus). These activities include transfers between Sub-Accounts; changes in Standing Allocation instructions for additional Purchase Payments; initiating, terminating or making changes to allocation instructions, where applicable, for Optional Programs such as Systematic Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and Fixed Option renewal.

This authorization may be revoked by calling 1-800-752-6342. Proper identification of the caller will be required to revoke this authorization.
Note: This section cannot be used for Third Party Investment Advisor authorizations.

BENEFICIARIES

..   The Owner reserves the right to change the Beneficiary unless the Owner notifies PALAC In Writing that the Beneficiary designation is irrevocable.

..   If an Attorney-in-Fact signs the enrollment, the Attorney-in-Fact may only be designated as a Beneficiary if the Power-of-Attorney instrument and the relevant state law permit it.

CHARITABLE TRUSTS

Charitable trusts are not eligible for "tax-free" exchanges under Internal Revenue Code Section 1035. Charitable Trusts are generally exempt from income tax, so in many instances there will be no tax consequences associated with this transaction. However, certain types of trusts (particularly "Net Income Charitable Remainder Unitrust" with "make up" provisions or "NIMCRUTS") may contain provisions which could trigger adverse tax consequences as a result of this transaction. Consult your tax advisor to determine if the transfer, assignment and surrender of the trust will cause adverse tax consequences for the charitable trust or its Beneficiaries.

DEATH BENEFIT

Death benefit proceeds are payable in equal shares to the surviving Beneficiaries in the appropriate Beneficiary class unless you request otherwise.

The death benefit under PALAC Annuities becomes payable to the designated Beneficiary (eg.) upon first death of any Owner. For Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

e-DOCUMENTS

If the e-Documents service is elected, the Owner(s) will not receive paper documents, unless paper documents are specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are available for viewing on the PALAC Web site. You may update your subscription information, change your e-mail address, and revoke consent or obtain a paper copy of any document by contacting PALAC Customer Service at 1-800-752-6342 or by e-mail at service@prudential.com. The availability of certain e-Documents may be subject to change. PALAC will notify you regarding changes to the types of documents offered electronically for viewing.

Consent will be withdrawn upon due proof of your death if all of your accounts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

IRS CODE 72(u)

Section of the Internal Revenue Code that provides that if an Annuity contract is owned by an entity which is not natural person, then that contract is generally not eligible for the benefit of tax deferral afforded to Annuity contracts and must include the increase in value in contract in income on an annual basis. An exemption is provided for an Annuity contract held by a trust or other entity which holds the Annuity contract as an agent for a natural person.

IRS CODE 501

Section of the Internal Revenue Code that generally exempts certain corporations and trusts from federal income tax. This exemption covers charitable organizations.

OWNER OF ANNUITY

The term "Owner" may be referred to as "Participant" in your Annuity. In these forms, for simplicity, the Participant is referred to as Owner.

WITHHOLDING STATEMENT

Federal and some state laws require that PALAC withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not opt out of withholding unless you have provided PALAC with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.

If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are for us to withhold tax from such payment.

If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.

Some states have enacted state tax withholding. Generally, however, an election out of Federal withholding is an election out of state withholding.